UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21515

TS&W / Claymore Tax-Advantaged Balanced Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson, Chief Executive Officer
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

Annual
Report
December 31, 2011

TS&W/Claymore Tax-Advantaged Balanced Fund

TYW

Thompson, Siegel & Walmsley LLC
INVESTMENT MANAGEMENT

GUGGENHEIM

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Dear Shareholder |

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the “Fund” or “TYW”).This report covers the Fund’s performance for the fiscal year ended December 31, 2011.

On November 23, 2011, Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Investment Adviser”), the Fund’s investment adviser, announced that the Fund’s Board of Trustees and shareholders had approved the reorganization (the “Reorganization”) of TYW into an open-end fund, Rydex | SGI Municipal Income Fund, now known as Guggenheim Municipal Income Fund (the “Guggenheim Fund”), a series of Security Income Fund.The Guggenheim Fund seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.The Guggenheim Fund invests primarily in tax-exempt municipal securities.

The closing of the Reorganization occurred after the close of trading on the NewYork Stock Exchange (“NYSE”) on January 13, 2012 (“Closing Date”). Upon the Closing Date, the Guggenheim Fund acquired substantially all of the assets and assumed the stated liabilities of TYW, in exchange for Class A Shares of the Guggenheim Fund (the “New Shares”) issued to TYW. Immediately thereafter,TYW distributed such New Shares to its shareholders and shareholders of TYW became shareholders of the Guggenheim Fund. Beginning on the first business day following the Closing Date, shareholders were able to redeem New Shares of the Guggenheim Fund at their then current net asset value without any redemption fee.

You are receiving a copy of this report because you were a shareholder of TYW as of the record date for the shareholder meeting at which the Reorganization was approved.This report covers a period where the Fund was operated in accordance with the investment objectives and policies in effect prior to the Reorganization.The information contained in this report is not indicative of the investment objective and policies, or the potential performance, of the Guggenheim Fund.

In connection with the Reorganization,TYW redeemed on January 10 and January 11, 2012, 100% of its outstanding Auction Market Preferred Shares, which were issued in connection with TYW’s leverage strategy.

On January 30,2012, the Fund filed an application for deregistration with the U.S. Securities & Exchange Commission.The Fund also anticipates filing dissolution documents with the State of Delaware following the filing of this report.

During the period covered by this report, the Fund’s investment objective was to provide a high level of total after-tax return, including attractive tax-advantaged income.The Fund focused its investments mainly on (i) municipal securities, the interest on which was exempt from regular Federal income tax, and which was not a preference item for purposes of the alternative minimum tax (such securities referred to generally as “municipal securities”) and (ii) common stocks and preferred securities that were eligible to pay dividends which, for individual shareholders, qualified for the long-term capital gains rate.The portfolio was comprised primarily of municipal securities, equity securities, preferred securities, high-yield debt securities and real estate investment trusts. In anticipation of the pending redemption of the Fund’s Auction Market Preferred Shares and the Reorganization, a majority of the Fund’s

Annual Report l December 31, 2011 l 3

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Dear Shareholder continued

equity and taxable fixed income positions were liquidated in December, 2011 following shareholder approval of the Reorganization.

During the period covered by this report, two investment sub-advisers were responsible for day-to-day management of the Fund’s investments.Thompson, Siegel & Walmsley LLC (“TS&W”) managed the Fund’s equity portfolio and other non-municipal income-producing securities. SMC Fixed Income Management, LP (“SMC”) was responsible for the Fund’s portfolio of municipal bonds. Collectively,TS&W and SMC are also referred to as the “Sub-Advisers.”

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2011, the Fund provided a total return based on market price of 19.09% and a total return based on NAV of 9.64%.As of December 31, 2011, the Fund’s market price of $11.70 per share represented a discount of 1.02% to its NAV of $11.82 per share.The market value of the Fund’s shares fluctuated from time to time and at times was higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.

The Fund paid quarterly dividends of $0.2000 in March, June, September and December of 2011. Dividends paid during 2011 represented a distribution rate of 6.84% based on the Fund’s last closing market price of $11.70 as of December 31, 2011.This translates to a tax-advantaged distribution rate of 8.90% for investors in the 35% federal income tax bracket, based on the 2011 tax characteristics of distributions paid.

For additional information on the Guggenheim Municipal Income Fund, please visit www.rydex-sgi.com/service/contactus.shtml.

We appreciate your investment and look forward to serving your investment needs in the future.

Sincerely,

Kevin M. Robinson
Chief Executive Officer and Chief Legal Officer

TS&W/ClaymoreTax-Advantaged Balanced Fund

January 13, 2012

4 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Summary | As of December 31, 2011 (unaudited)

Fund Statistics
Share Price	$11.70
Common Share Net Asset Value	$11.82
Premium/(Discount) to NAV	-1.02%
Net Assets Applicable to Common Shareholders ($000)	$182,150

Total Returns
(Inception 4/28/04)	Market	NAV
One Year	19.09%	9.64%
Three Year - average annual	30.60%	20.19%
Five Year - average annual	2.68%	0.75%
Since Inception - average annual	4.64%	4.64%

Top Ten Holdings	% of Total
Municipal Portfolio	Long-Term Investments
Birmingham Special Care Facilities Financing Authority,
Health Care Facilities Revenue, (Assured GTY),
AA-, 6.00%, 06/01/2039	6.7%
Detroit Michigan Sewer Disposal System Revenue, Rols RR II R 11841-1
(Underlying obligor: Detroit Michigan Water Sewer Disposal)(AGM),
AA+, 14.42%, 07/01/2017	6.6%
Rhode Island State Health and Educational Building Corp. Revenue,
Hospital Financing Lifespan Obligation, Series A (Underlying Obligor:
Rhode Island State Health and Education Building Corp.)
(Assured GTY), AA+, 11.38%, 05/15/2017	6.2%
Hudson County Improvement Authority, New Jersey, County-Guaranteed
Solid Waste System Revenue Refunding Bonds, Series 2010A, Aa3,
6.00%, 01/01/2040	5.9%
North Texas Tollway Authority, System Revenue Refunding Bonds,
First Tier Current Interest Bonds, Series 2008A (BHAC), AA+, 5.75%,
01/01/2040	4.7%
New York State Dormitory Authority Revenue, Health,
Hospital and Nursing Home Improvements (FHA),
AA+, 6.25%, 08/15/2034	4.6%
Newark Housing Authority Revenue, South Ward Police Facility
(Assured GTY), Aa3, 6.75%, 12/01/2038	4.3%
Alhambra Certificates of Participation, Police Facilities 91-1-RMK,
(AMBAC), NR, 6.75%, 09/01/2023	4.2%
Memphis Center City Revenue Finance Corporation Tax Exempt
Subordinate Revenue Bonds, Pyramid and Pinch District
Redevelopment Project, Series 2011B (AGM), AA-, 5.25%,
11/01/2030	4.2%
Detroit Michigan Water Supply System Revenue, Rols RR II R 11898-1
(Underlying obligor: Detroit Michigan Water Supply System),
Series 2006B, (AGM), AA+, 13.31%, 07/01/2017	4.1%

Top Ten Holdings	% of Total
Equity and Income Portfolio	Long-Term Investments
Macy's Retail Holdings, Inc.	0.8%
Cooper Tire & Rubber Co.	0.6%
Aspen Insurance Holdings Ltd. (Bermuda)	0.5%
Air Canada (Canada)	0.5%
Venoco, Inc.	0.4%
Brandywine Realty Trust, Series C	0.4%
Kimco Realty Corp., Series G	0.3%
Genworth Financial, Inc.	0.2%
CBL & Associates Properties, Inc., Series C	0.2%
Capital Automotive REIT, Series A	0.2%

Securities and holdings are subject to change daily. For more current information, please visit www.guggenheimfunds.com/tyw.The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Top Ten Sectors	Long-Term Investments
Health Care	29.4%
General Obligation	18.1%
Special Tax	12.3%
Water & Sewer	10.7%
Toll Roads	7.7%
School Districts	7.6%
Transportation	4.2%
Charter Schools	2.1%
Continuing Care Retirement Community	1.7%
Real Estate Investment Trusts	1.1%

Annual Report l December 31, 2011 l 5

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of Investments | December 31, 2011

Principal						Optional Call
Amount		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Long-Term Investments – 63.7%
		Municipal Bonds – 61.1%
		Alabama – 4.3%
$ 7,000,000		Birmingham Special Care Facilities Financing Authority, Health Care Facilities Revenue (Assured GTY)	AA-	6.00%	06/01/2039	06/01/19 @ 100	$ 7,751,660
		California – 7.4%
	4,165,000	Alhambra Certificates of Participation, Police Facilities 91-1-RMK (AMBAC)	NR	6.75%	09/01/2023	N/A	4,932,651
	2,000,000	California Statewide Communities Development Authority, American Baptist Homes West	BBB	6.25%	10/01/2039	10/01/19 @ 100	2,034,120
	3,835,000	Centinela Valley Union High School District, County of Los Angeles, General Obligation
		Bonds, Election of 2010, 2011, Series A	A+	5.75%	08/01/2041	08/01/21 @ 100	4,261,567
	2,000,000	Tustin Unified School District, General Obligation Bonds of School Facilities Improvement
		District, 2008 Election, Series B	AA	6.00%	08/01/2036	08/01/21 @ 100	2,324,480
							13,552,818
		Connecticut – 3.4%
	1,000,000	Connecticut State Health and Educational Facilities Authority Revenue Bonds, Western
		Connecticut Health Network Issue, Series M	A	5.38%	07/01/2041	07/01/21 @ 100	1,052,820
	1,000,000	State of Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford
		Healthcare Issue, Series A	A	5.00%	07/01/2032	07/01/21 @ 100	1,027,410
	4,000,000	State of Connecticut Health and Educational Facilities Authority Revenue Bonds, Hartford
		Healthcare Issue, Series A	A	5.00%	07/01/2041	07/01/21 @ 100	4,060,480
							6,140,710
		Florida – 1.2%
	1,975,000	Palace at Coral Gables Community Development District Special Assessment Revenue
		Bonds, Series 2011	AA	5.63%	05/01/2042	05/01/22 @ 100	2,148,385
		Illinois – 3.0%
	2,000,000	Chicago Park District General Obligation Limited Tax Park Bonds, Series 2011A	AA+	5.00%	01/01/2036	01/01/22 @ 100	2,116,180
	1,000,000	City of Chicago, Sales Tax Revenue Bonds, Series 2011A	AAA	5.00%	01/01/2041	01/01/22 @ 100	1,062,270
	2,000,000	Will County, Illinois, Township High School District Number 204, General Obligation
		Limited School Bonds, Series 2011A	AA	6.25%	01/01/2031	01/01/21 @ 100	2,288,600
							5,467,050
		Massachusetts – 2.0%
	2,500,000	Massachusetts Development Finance Agency Revenue Bonds, Tufts Medical Center Issue, Series I	BBB	6.88%	01/01/2041	01/01/21 @ 100	2,697,325
	1,000,000	Massachusetts Development Finance Agency Revenue Bonds, UMass Memorial Issue, Series 2011H	A-	5.50%	07/01/2031	07/01/21 @ 100	1,036,690
							3,734,015
		Michigan – 8.1%
	5,350,000	Detroit Michigan Sewer Disposal System Revenue, Rols RR II R 11841-1 (Underlying
		obligor: Detroit Michigan Sewer Disposal) (AGM)(a)	AA+	14.42%	07/01/2017	N/A	7,656,171
	3,405,000	Detroit Michigan Water Supply System Revenue, Rols RR II R 11898-1 (Underlying
		obligor: Detroit Michigan Water Supply System), Series 2006B (AGM)(a)	AA+	13.31%	07/01/2017	N/A	4,716,027
	2,500,000	Michigan Public Educational Facilities Authority Revenue, Refunding-Limited,
		Obligation-Landmark Academy	BBB-	7.00%	12/01/2039	06/01/20 @ 100	2,437,050
							14,809,248
		New Jersey – 8.7%
	6,000,000	Hudson County Improvement Authority, New Jersey, County-Guaranteed Solid Waste
		System Revenue Refunding Bonds, Series 2010A	Aa3	6.00%	01/01/2040	01/01/20 @ 100	6,876,780
	500,000	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Ramapo College
		of New Jersey, Series 2006 I (AMBAC)	A-	4.50%	07/01/2024	07/01/17 @ 100	528,675
	1,000,000	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds,
		Barnabas Health Issue, Series 2011A	BBB	5.63%	07/01/2037	07/01/21 @ 100	1,012,110
	2,500,000	New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series 2011B	A+	5.00%	06/15/2042	06/15/21 @ 100	2,591,475

See notes to financial statements.

6 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments continued

Principal						Optional Call
Amount		Description	Rating*	Coupon	Maturity	Provisions**	Value
		New Jersey, continued
$ 4,150,000		Newark Housing Authority Revenue, South Ward Police Facility (Assured GTY)	Aa3	6.75%	12/01/2038	12/01/19 @ 100	$ 4,933,437
							15,942,477
		New York – 7.6%
	4,500,000	New York State Dormitory Authority Revenue, Health, Hospital and Nursing Home Improvements (FHA)	AA+	6.25%	08/15/2034	08/15/19 @ 100	5,374,890
	2,500,000	New York State Dormitory Authority Revenue, Health, Hospital and Nursing Home Improvements (FHA)	AA+	6.00%	08/15/2038	08/15/19 @ 100	2,924,100
	1,000,000	New York State Dormitory Authority Revenue, North Shore – Long Island Jewish
		Obligated Group Revenue Bonds, Series 2011A	A-	5.00%	05/01/2041	05/01/21 @ 100	1,020,880
	1,000,000	New York State Dormitory Authority Revenue, The Bronx-Lebanon Hospital Center	Aa2	6.50%	08/15/2030	02/15/19 @ 100	1,135,690
	2,000,000	New York State Thruway Authority State Personal Income Tax Revenue Bonds, Series 2011A	AAA	5.00%	03/15/2026	03/15/21 @ 100	2,319,320
	1,000,000	Suffolk County Economic Development Corp., Revenue Bonds, Catholic Health Services
		of Long Island Obligated Group Projects, Series 2011	A-	5.00%	07/01/2028	07/01/21 @ 100	1,039,100
							13,813,980
		Ohio – 0.6%
	1,010,000	University of Toledo, General Receipts Bonds, Series 2011B	A+	5.00%	06/01/2030	06/01/21 @ 100	1,066,651
		Pennsylvania – 0.6%
	1,000,000	Central Bradford Progress Authority Revenue Bonds, Guthrie Health Issue, Series 2011	AA-	5.38%	12/01/2041	12/01/21 @ 100	1,042,510
		Puerto Rico – 1.2%
	2,000,000	Puerto Rico Public Buildings Authority Government Facilities Revenue Bonds,
		Guaranteed by the Commonwealth of Puerto Rico, Series S	BBB	6.00%	07/01/2041	07/01/21 @ 100	2,148,260
		Rhode Island – 3.9%
	5,500,000	Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing
		Lifespan Obligation, Series A (Underlying Obligor: Rhode Island State Health and
		Education Building Corp.) (Assured GTY)(a)	AA+	11.38%	05/15/2017	N/A	7,139,000
		Tennessee – 2.7%
	4,500,000	Memphis Center City Revenue Finance Corporation Tax Exempt Subordinate Revenue
		Bonds, Pyramid and Pinch District Redevelopment Project, Series 2011B (AGM)	AA-	5.25%	11/01/2030	11/01/21 @ 100	4,907,565
		Texas – 4.9%
	3,000,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A	AA	6.00%	09/01/2041	09/01/21 @ 100	3,479,640
	5,000,000	North Texas Tollway Authority, System Revenue Refunding Bonds, First Tier Current
		Interest Bonds, Series 2008A (BHAC)	AA+	5.75%	01/01/2040	01/01/18 @ 100	5,426,750
							8,906,390
		Wisconsin – 1.5%
	1,930,000	Wisconsin State Health and Educational Facilities Authority Revenue, Aurora Health Care, Series A	A3	5.60%	02/15/2029	02/06/12 @ 100	1,930,946
	750,000	Wisconsin State Health and Educational Facilities Authority Revenue, Blood Center Southeastern Project	A-	5.75%	06/01/2034	06/01/14 @ 100	767,265
							2,698,211
		Total Municipal Bonds – 61.1%
		(Cost $103,474,414)					111,268,930
		Corporate Bonds – 1.6%
		Airlines – 0.3%
	$600,000	Air Canada (Canada)(b)	B+	9.25%	08/01/2015	08/01/12 @ 107	$525,000
		Auto Parts & Equipment – 0.4%
	700,000	Cooper Tire & Rubber Co.	BB-	8.00%	12/15/2019	N/A	717,500
		Insurance – 0.2%
	500,000	Genworth Financial, Inc.(c)	BB+	6.15%	11/15/2066	11/15/16 @ 100	270,000
		Oil & Gas – 0.2%
	500,000	Venoco, Inc.	B	8.88%	02/15/2019	02/15/15 @ 104	450,000

See notes to financial statements.

Annual Report l December 31, 2011 l 7

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments continued

Principal						Optional Call
Amount		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Retail – 0.5%
$ 900,000		Macy’s Retail Holdings, Inc.	BBB-	7.60%	06/01/2025	N/A	$ 976,957
		Total Corporate Bonds – 1.6%
		(Cost $3,061,635)					2,939,457
Number
of Shares		Description					Value
		Preferred Stocks – 1.0%
		Insurance – 0.3%
	24,800	Aspen Insurance Holdings Ltd. (Bermuda)(c)	BBB-	7.40%			612,560
		Real Estate Investment Trusts – 0.7%
	19,000	Brandywine Realty Trust, Series C	BB-	7.50%			472,340
	11,000	Capital Automotive REIT, Series A	NR	7.50%			187,000
	10,000	CBL & Associates Properties, Inc., Series C	NR	7.75%			248,900
	13,000	Kimco Realty Corp., Series G	BBB-	7.75%			334,750
							1,242,990
		Total Preferred Stocks – 1.0%
		(Cost $1,928,420)					1,855,550
		Total Long-Term Investments – 63.7%
		(Cost $108,464,469)					116,063,937

Principal						Optional Call
Amount		Description	Rating *	Coupon	Maturity	Provisions**	Value
		Short-Term Investments – 34.0%
		Short Term Municipal Bonds – 34.0%
		Illinois – 2.8%
	$5,000,000	Illinois Finance Authority, Nazareth Academy Project, Adjustable Rate Demand Revenue
		Bonds, Series 2006(d)	NR	0.10%	05/01/2036	01/04/12 @ 100	5,000,000
		Indiana – 4.1%
	7,500,000	Indiana Finance Authority, Lease Appropriation Bonds, Convention Center Expansion
		Project, Series 2008A(d)	A-1	0.03%	02/01/2039	01/04/12 @ 100	7,500,000
		Missouri – 16.3%
	4,500,000	Missouri Development Finance Board, Variable Rate Demand Cultural Facilities Revenue
		Bonds, Nelson Gallery Foundation, Series 2004A(d)	A-1	0.03%	12/01/2033	01/04/12 @ 100	4,500,000
	11,545,000	Missouri State Health and Educational Facilities Authority, Variable Rate Demand,
		Educational Facilities Revenue Bonds(d)	A-1+	0.01%	02/15/2034	01/04/12 @ 100	11,545,000
	11,700,000	Missouri State Health and Educational Facilities Authority, Variable Rate Demand,
		Educational Facilities Revenue Bonds(d)	A-1+	0.02%	03/01/2040	02/01/12 @ 100	11,700,000
	1,900,000	Missouri State Health and Educational Facilities Authority, Variable Rate Demand,
		Health Facilities Revenue Bonds, Series 2005B(d)	A-1	0.02%	05/15/2034	01/04/12 @ 100	1,900,000
							29,645,000
		Nevada – 0.7%
	1,300,000	Las Vegas Valley Water District, Nevada General Obligation, Adjustable Rate Water
		Improvement Bonds, Series 2006B(d)	A-2	0.60%	06/01/2036	01/04/12 @ 100	1,300,000
		New York – 6.6%
	4,280,000	New York City Transitional Finance Authority, New York City Recovery Bonds, Series 2003(d)	A-1	0.02%	11/01/2022	N/A	4,280,000
	1,910,000	New York City Transitional Finance Authority, New York City Recovery Bonds, Series 2003(d)	A-1+	0.06%	11/01/2022	N/A	1,910,000
	5,825,000	New York City Transitional Finance Authority, New York City Recovery Bonds, Future Tax Secured Revenue(d)	A-1+	0.06%	08/01/2031	N/A	5,825,000
							12,015,000

See notes to financial statements.

8 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Portfolio of Investments continued

Principal						Optional Call
Amount		Description	Rating*	Coupon	Maturity	Provisions**	Value
		Ohio – 0.5%
$ 900,000		County of Cuyahoga, Ohio, Revenue Bonds, Cleveland Clinic Health System
		Obligated Group, Series 2004B(d)	A-1	0.03%	01/01/2039	01/04/12 @ 100	$ 900,000
		Pennsylvania – 1.0%
	1,900,000	Philadelphia Hospitals and Higher Education Facilities Authority, Hospital Revenue
		Bonds, The Children’s Hospital of Philadelphia Project, Series B(d)	A-1	0.03%	07/01/2025	02/01/12 @ 100	1,900,000
		Texas – 2.0%
	2,000,000	Dallas Performing Arts Cultural Facilities Corp., Cultural Facility Revenue Bonds,
		Dallas Center for the Performing Arts Foundation, Inc. Project, Series 2008(d)	A-1+	0.03%	09/01/2041	01/04/12 @ 100	2,000,000
	1,665,000	Harris County Cultural Education Facilities Finance Corp., Special Facilities Revenue
		Refunding Bonds, Texas Medical Center, Series 2008A(d)	A-1	0.03%	09/01/2031	01/04/12 @ 100	1,665,000
							3,665,000
		Total Short Term Municipal Bonds – 34.0%
		(Cost $61,925,000)					61,925,000
		Total Investments – 97.7%
		(Cost $170,389,469)					177,988,937
		Other Assets in excess of Liabilities – 59.9%					109,161,193
		Preferred Shares, at redemption value – (-57.6% of Net Assets Applicable to Common Shareholders or -59.0% of Total Investments)					(105,000,000)
		Net Assets Applicable to Common Shareholders – 100.0%					$ 182,150,130

AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by Ambac Assurance Corporation
Assured GTY – Insured by Assured Guaranty Corporation
BHAC – Insured by Berkshire Hathaway Assurance Corporation
FHA – Guaranteed by Federal Housing Administration
N/A- Not Applicable

*	Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.
All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders, unless otherwise noted.
(a)	Inverse floating rate investment. Interest rate shown is that in effect at December 31, 2011.
(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011 these securities amounted to $525,000, which represents 0.3% of net assets applicable to common shareholders.

(c)	Floating or variable rate coupon. The rate shown is as of December 31, 2011.
(d)	Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is that earned by the fund as of December 31, 2011.

See notes to financial statements.

Annual Report l December 31, 2011 l 9

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Assets and Liabilities | December 31, 2011

Assets
Investments in securities, at value (cost $108,464,469)	$ 116,063,937
Short-term investments in securities, at value (cost $61,925,000)	61,925,000
Total investments, at value (cost $170,389,469)	177,988,937
Cash	5,098
Receivable for securities sold	107,562,600
Interest receivable	2,386,612
Dividends receivable	246,350
Tax claim receivable	4,794
Other assets	4,632
Total assets	288,199,023
Liabilities
Payable for securities purchased	527,335
Advisory fee payable	170,445
Dividends payable - preferred shares	49,165
Administration fee payable	6,144
Accrued expenses	295,804
Total liabilities	1,048,893
Preferred Shares, at Redemption Value
$.01 par value per share; 4,200 Auction Market Preferred Shares authorized, issued and outstanding
at $25,000 per share liquidation preference	105,000,000
Net Assets Applicable to Common Shareholders	$ 182,150,130
Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000 shares issued and outstanding	$ 154,070
Additional paid-in capital	212,817,282
Accumulated net realized loss on investments and swaps	(38,379,440)
Net unrealized appreciation on investments	7,599,468
Distributions in excess of net investment income	(41,250)
Net Assets Applicable to Common Shareholders	$ 182,150,130
Net Asset Value Applicable to Common Shareholders (based on 15,407,000 common shares outstanding)	$ 11.82

See notes to financial statements.

10 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Operation | For the Year Ended December 31, 2011

Investment Income
Interest	$10,010,947
Dividends (net of foreign withholding taxes of $43,713)	3,616,080
Total income		$ 13,627,027
Expenses
Investment Advisory	1,998,763
Professional fees	750,588
Reorganization (Note 1)	260,000
Trustees’fees and expenses	207,183
Preferred share maintenance	171,377
Fund accounting	87,815
Administration	72,107
Custodian	52,824
Printing expenses	43,340
NYSE listing	21,170
Transfer agent	18,014
Insurance	16,346
Miscellaneous	57,573
Interest expense on floating rate note obligations	9,574
Total expenses		3,766,674
Net investment income		9,860,353
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		11,880,241
Net change in unrealized appreciation (depreciation) on investments		(3,572,719)
Net realized and unrealized gain on investments		8,307,522
Distributions to Preferred Shareholders from
Net investment income		(1,559,826)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$ 16,608,049

See notes to financial statements.

Annual Report l December 31, 2011 l 11

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the	For the
	Year Ended	Year Ended
	December 31, 2011	December 31, 2010
Increase in Net Assets Applicable to Common Shareholders
Resulting from Operations
Net investment income	$9,860,353	$11,006,661
Net realized gain on investments	11,880,241	2,782,369
Net change in unrealized appreciation (depreciation) on investments	(3,572,719)	7,723,719
Distributions to Preferred Shareholders
From net investment income	(1,559,826)	(1,609,957)
Net increase in net assets applicable to common shareholders resulting from operations	16,608,049	19,902,792
Distributions to Common Shareholders
From and in excess of net investment income	(12,325,600)	(11,709,320)
Total increase in net assets applicable to common shareholders	4,282,449	8,193,472
Net Assets
Beginning of period	177,867,681	169,674,209
End of Period (including distributions in excess of net investment income
of $41,250 and $41,250, respectively)	$182,150,130	$177,867,681

See notes to financial statements.

12 l Annual Report l December 31, 2011

TYW l |TS&W/Claymore Tax-Advantaged Balanced Fund

Financial Highlights |

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Per share operating performance	December 31,	December 31,	December 31,	December 31,	December 31,
for a common share outstanding throughout the period	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.54	$11.01	$8.47	$14.94	$16.83
Income from investment operations
Net investment income (a)	0.64	0.71	0.75	0.92	0.92
Net realized and unrealized gain (loss) on investments and swaps	0.54	0.68	2.69	(6.07)	(1.08)
Distributions to preferred shareholders
From and in excess of net investment income (common share equivalent basis)	(0.10)	(0.10)	(0.11)	(0.31)	(0.30)
From realized gains (common share equivalent basis)	—	—	—	—	(0.11)
Total distributions to Preferred Shareholders	(0.10)	(0.10)	(0.11)	(0.31)	(0.41)
Total from investment operations	1.08	1.29	3.33	(5.46)	(0.57)
Distributions to common shareholders
From and in excess of net investment income	(0.80)	(0.76)	(0.79)	(1.01)	(0.95)
From realized gains	—	—	—	—	(0.37)
Total distributions to common shareholders	(0.80)	(0.76)	(0.79)	(1.01)	(1.32)
Net asset value, end of period	$11.82	$11.54	$11.01	$8.47	$14.94
Market value, end of period	$11.70	$10.54	$9.54	$6.65	$13.10
Total investment return (b)
Net asset value	9.64%	12.03%	41.34%	-37.97%	-3.60%
Market value	19.09%	18.72%	57.57%	-43.70%	-8.97%
Ratios and supplemental data
Net assets applicable to common shareholders, end of period (thousands)	$182,150	$177,868	$169,674	$130,445	$230,202
Preferred shares, at liquidation value ($25,000 per share liquidation
preference) (thousands)	$105,000	$105,000	$105,000	$120,000	$120,000
Preferred shares asset coverage per share	$68,369	$67,349	$65,399	$52,176	$72,959
Ratios to average net assets applicable to common shareholders:
Total expenses (excluding interest expense on floating rate note obligations)	2.08%	1.79%	1.93%	1.67%	1.44%
Total expenses (including interest expense on floating rate note obligations (c))	2.09%	1.80%	1.94%	1.72%	1.53%
Net investment income, prior to effect of dividends to preferred shareholders	5.46%	6.28%	7.92%	7.48%	5.60%
Net investment income, after effect of dividends to preferred shares	4.60%	5.37%	6.73%	4.97%	3.81%
Portfolio turnover rate	104%	156%	151%	181%	114%
Asset coverage per $1,000 unit of indebtedness related to inverse floaters (d)	$—	$42,295	$41,098	$—	$74,727

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distri- butions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(c)	See note 2(d) of the Notes to Financial Statements for more information on floating rate note obligations.
(d)
Calculated by subtracting the Fund’s total liabilities (not including the floating rate note obligations) from the Fund’s total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

Annual Report l December 31, 2011 l 13

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to Financial Statements | December 31, 2011

Note 1 – Organization:

TS&W/Claymore Tax-Advantaged Balanced Fund (the“Fund”) was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. On January 30,2012, the Fund filed an application for deregistration with the U.S. Securities & Exchange Commission. The Fund also anticipates filing dissolution documents with the State of Delaware following the filing of this report.

On January 13, 2012, the Fund was reorganized into an open-end fund, Rydex | SGI Municipal Income Fund now known as Guggenheim Municipal Income Fund (the “Guggenheim Fund”), a newly created series of Security Income Fund, an open-end management investment company. The Guggenheim Fund acquired all of the assets and assumed the stated liabilities of the Fund, in exchange for shares of the Guggenheim Fund (the“New Shares”). The New Shares of the Guggenheim Fund issued to the Fund were distributed as a liquidating distribution to the common shareholders of the Fund in complete liquidation and termination of the Fund. Thus, common shareholders of the Fund are now shareholders of the Guggenheim Fund.

Under normal market conditions, the Fund will invest at least 50%, but less than 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the“Municipal Securities Portfolio”) and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the“Equity and Income Securities Portfolio”). In anticipation of the pending redemption of the Fund’s Auction Market Preferred Shares and subsequently the reorganization of the Fund into the Guggenheim Fund in early January, 2012, a majority of equity and taxable fixed income positions were liquidated in December, 2011.

The Guggenheim Fund will seek to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation. In pursuit of its objective, the Guggenheim Fund will invest, under normal market conditions, at least 80% of its assets in a diversified portfolio of municipal securities whose interest is free from federal income tax.The Guggenheim Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds.The Guggenheim Fund, however, will invest under normal market conditions, at least 80% of its assets in investment grade securities.

In conjunction with the reorganization, the Fund liquidated a significant amount of the equity portion of the portfolio prior to December 31, 2011. The unsettled trades at December 31, 2011 are included in the Receivable for Investments Sold on the Statement of Assets and Liabilities. The proceeds relating to the unsettled trades at year end were collected prior to the reorganization and used to redeem all of the outstanding Auction Rate Preferred Shares. On January 10, 2012, the Fund redeemed 2,100 shares of the Preferred Shares Series M7. On January 11, 2012, the Fund redeemed 2,100 shares of the Preferred Shares Series T28.

The Fund’s Board of Trustees agreed that ordinary and routine expenses due to the reorganization, borne by the Fund, would not exceed $260,000 including the cost of insurance purchased by the Fund to cover the TYW Board members after the reorganization. This $260,000 is disclosed as“Reorganization”on the Statement of Operations. The total cost of the reorganization was approximately $660,000 of which the advisors of the Fund and the Guggenheim Fund paid $400,000.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment companies are valued at the last available closing price. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value.”Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not

14 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements continued

have any Level 3 securities at December 31, 2011. There were no transfers between levels during the year ended December 31, 2011.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2011:

Description ($000)	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$–	$173,194	$–-	$173,194
Corporate Bonds	–	2,939	–	2,939
Preferred Stocks:
Insurance	613	–	–	613
Real Estate
Investment Trusts	1,056	187	–	1,243
Total	$1,669	$176,320	$–	$177,989

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c) Distributions to Shareholders

The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

(d) Inverse Floating Rate Investments and Floating Rate Note Obligations

Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

Inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trust’s assets and cash flows are accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund’s Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption ‘‘Floating rate note obligations’’on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption‘‘Interest’’and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption‘‘Interest expense on floating rate note obligations’’on the Fund’s Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest rate during the year ended December 31, 2011 was $3,315,472 and 0.28%, respectively. At December 31, 2011, the Fund had no outstanding investments in floating rate notes purchased through a transfer or a fixed rate bond to a dealer trust.

(e) Recent Accounting Pronouncements

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year.

Note 3 – Investment Advisory Agreement, Investment Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the“Advisory Agreement”) between the Fund and the Adviser, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Adviser receives a fee, payable monthly, at an annual rate equal to 0.70% of the Fund’s average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Fund and the Adviser have entered into an Investment Sub-Advisory Agreement (the “TS&W Sub-Advisory Agreement”) with Thompson, Siegel & Walmsley LLC (“TS&W”). TS&W is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Equity and Income Securities Portfolio. Under the terms of the TS&W Sub-Advisory Agreement between the Adviser and TS&W, the Adviser pays monthly to TS&W a fee at the

Annual Report l December 31, 2011 l 15

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements continued

annual rate of 0.42% of the Fund’s average daily managed assets attributable to the Equity and Income Securities Portfolio.

The Fund and the Adviser have also entered into an Investment Sub-Advisory Agreement (the “SMC Sub-Advisory Agreement”) with SMC Fixed Income Management, LP (“SMC”). SMC is responsible for day-to-day portfolio management of the Fund’s assets allocated to the Municipal Securities Portfolio. Under the terms of the SMC Sub-Advisory Agreement between the Adviser and SMC, the Adviser pays monthly to SMC a fee at the annual rate of 0.30% of the Fund’s average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser, TS&W and SMC. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. The Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the tax components of investments at December 31, 2011 is as follows:

Cost of			Net Tax
Investments	Gross Tax	Gross Tax	Unrealized
for Tax	Unrealized	Unrealized	Appreciation
Purposes	Appreciation	Depreciation	on Investments
$170,306,969	$7,997,219	$(315,251)	$7,681,968

Tax components of the following balances as of December 31, 2011, are as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income/	Gains/
(Overdistribution	(Accumulated
of ordinary income)	Capital Loss)
$ –	$(38,503,190)

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on certain preferred stocks and investments in real estate investment trusts and partnerships.

Due to inherent differences in the recognition of income, expense and realized gain/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. At December 31, 2011, the following reclassifications were made to the capital accounts of the Fund which are primarily due to difference between book and tax treatment of investments in real estate trusts and partnerships. Net assets were not affected by these changes.

Distributions
in excess of	Accumulated
Net Investment	Net Realized	Additional
Income/(Loss)	Gain/(Loss)	Paid in Capital
$4,025,073	$3,748	$(4,028,821)

As of December 31, 2011, for federal income tax purposes, the Fund anticipates utilizing $10,977,933 of capital loss carryforward. The Fund had a remaining carryforward of $38,503,190 available to offset possible future capital gains. Of the capital loss carryforward, $9,575,895 is set to expire on December 31, 2016 and $28,927,295 is set to expire on December 31, 2017.

For the years ended December 31, 2011 and 2010, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2011	2010
Ordinary income*	$ 8,033,942	$ 6,330,380
Tax-exempt income	5,851,484	6,988,897
Total Distributions	$13,885,426	$13,319,277

*
For the year ended December 31, 2011 and 2010 the Fund received approximately $3.4 million and $3.9 million, respectively, of qualified dividend income. During 2011, ordinary income distributions for federal income tax purposes included distributions, of $0, from realized gains.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to Registered Investment Companies, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect previously limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

16 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Notes to Financial Statements continued

Note 5 – Investment in Securities:

For the year ended December 31, 2011, purchases and sales of investments, excluding short-term securities, were $269,176,450 and $455,249,540, respectively.

Note 6 - Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding at December 31, 2011. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the year ended December 31, 2011 or the year ended December 31, 2010.

Preferred Shares

On April 29, 2004, the Fund’s Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually. On February 27, 2009, the Fund announced the redemption of 100 shares of each series of Auction Market Preferred Shares (“AMPS”). On March 10, 2009, the Fund announced the redemption of 200 shares of each series of AMPS. BNY is the auction agent and provides administrative, transfer agency, and dividend distribution services for the preferred shares.

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS. Provisions on the offering documents of the Fund’s AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the year ended December 31, 2011, the annualized dividend rates ranged from:

	High	Low	At December 31, 2011
Series M7	1.50%	1.41%	1.46%
Series T28	1.53%	1.44%	1.53%

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two trustees and on any matters affecting the rights of the preferred shares.

As discussed in Note 1, all of the AMPS were redeemed in January 2012.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

Annual Report l December 31, 2011 l 17

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Report of Independent Registered Public Accounting Firm |

To the Board of Trustees and Shareholders of
TS&W/Claymore Tax-Advantaged Balanced Fund

We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the Fund), including the portfolio of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at December 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 24, 2012

18 l Annual Report l December 31, 2011

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental Information | (Unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $3,377,043 was received by the Fund through December 31, 2011. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $2,434,452 of investment income qualifies for the dividend-received deduction.

Subchapter M of the Internal Revenue Code of 1986, as amended, required the Fund to advise shareholders within 60 days of the Fund’s tax year end as to the federal tax status of dividends and distributions received by shareholder during such tax period. The Fund hereby designates $5,851,484 as tax-exempt income according to IRC Section 852(b)(5)(A).

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Result of Shareholder Votes

Holders of the Fund’s Auction Market Preferred Shares, par value $0.01 per share, liquidation preference $25,000 per share (“Preferred Shares”) and holders of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”) voted together as a single class to approve the reorganization of the Fund into an open-end fund, Rydex | SGI Municipal Income Fund now known as Guggenheim Municipal Income Fund, a series of the Security Income Fund.

Voting results with respect to the reorganization by holders of Preferred Shares and holders of Common Shares voting as a single class are set forth below:

	# of Shares	# of Shares	# of Shares
	In Favor	Against	Abstained
Reorganization to an open-end fund	7,999,766	388,916	319,965

Trustees

The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Number of
Portfolios in
	Term of		the Fund
Name, Address*,	Office**		Complex***
Year of	and Length		Overseen
Birth and Position(s)	of Time	Principal Occupations During the Past Five Years	by	Other Directorships
Held with Registrant	Served	and Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo.,	55	None.
Year of Birth: 1951		Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice
Trustee		President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc.
(1987-1997).
Steven D. Cosler	Since 2005	Retired. Formerly, President, Chief Executive Officer and Director of Priority Healthcare	1	Director, SXC Health
Year of Birth: 1955		Corp.(2002-2005). Formerly, President and Chief Operating Officer of Priority Healthcare		Solutions; Chairman, New Century
Trustee		Corp.(2001-2002). Formerly, Executive Vice President and Chief Operating Officer of		Health; Board Member, Access
		Priority Healthcare Corp.(2000-2001).		Mediquip
Robert M. Hamje	Since 2004	Retired. Formerly, President and Chief Investment Officer of TRW Investment	1	Trustee, Old Mutual Advisor Mutual
Year of Birth: 1942		Management Co. (1990-2003).		Funds.
Trustee
L. Kent Moore	Since 2004	Owner, Eagle River Ventures, LLC (1999-present) and Chairman Foothills Energy	1	Trustee, Old Mutual Advisor Mutual
Year of Birth: 1955		Ventures, LLC (2006-present). Formerly, Partner at WilSource Enterprise (2005-2006).		Funds.
Trustee		Managing Director High Sierra Energy L.P., (2004-2005). Portfolio Manager and Vice
President of Janus Capital Corp. (2000-2002) and Senior Analyst/Portfolio Manager of
Marsico Capital Management (1997-1999).
Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate	57	None.
Year of Birth: 1953		planning and business transactions (2000-present). Formerly, Executive Vice President,
Trustee		General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio	54	Trustee, Bennett Group of Funds
Year of Birth: 1958		Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen		(2011-present).
Trustee		Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit
Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager
of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

Annual Report l December 31, 2011 l 19

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund l Supplemental Information (unaudited) continued

Number of
Name, Address*,	Term of		Portfolios in the
Year of	Office**		Fund Complex***
Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years	Overseen by	Other Directorships
Held with Registrant	Time Served	and Other Affiliations	Trustee	Held by Trustee
Former Interested Trustee:
Matthew J. Appelstein†	2005-2011	Formerly, Senior Vice President of Product Strategy and Retirement	0	None.
Year of Birth: 1961		Solutions Planning, Director of Investment Services, Old Mutual Asset
Trustee		Management (2003-2011). Formerly, Senior Vice President of Consulting
Relationships, Fidelity Management Trust Co.(1998-2003).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustees’initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves.

***
The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Appelstein was an“interested person”(as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his former position as an officer of Old Mutual Asset Management, the parent company of one of the Fund’s former sub-advisers. As of September 17, 2011, Mr. Appelstein resigned from the Board of Trustees.

Officers

The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Officers:
Kevin Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc.
Year of Birth: 1959		and Guggenheim Funds Services Group, Inc.(2007-present). Chief Executive Officer and Chief Legal Officer of certain other funds in the
Chief Executive Officer	Since 2010	Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present)
Year of Birth: 1955		Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).
Chief Accounting Officer,
Chief Financial Officer
and Treasurer
Vincent R. Giordano	Since 2004	Senior Managing Director of SMC Fixed Income Management, LP. (2006-present). Formerly, Senior Managing Director of Guggenheim
Year of Birth: 1948		Funds Investment Advisors, LLC (2004-2006).
Vice President
Roberto W. Roffo	Since 2004	Managing Director of SMC Fixed Income Management, LP (2006-present). Formerly, Managing Director of Guggenheim Funds Investment
Year of Birth: 1966		Advisors, LLC (2004-2006).
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc.(2006-present). Formerly, Chief Compliance Officer/
Year of Birth: 1957		Assistant Secretary of Harris Investment Management, Inc. (2003-2006).
Chief Compliance Officer
Mark Mathiasen	Since 2011	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain funds in the
Year of Birth: 1978		Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).
Secretary

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

20 l Annual Report l December 31, 2011

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This Page Intentionally Left Blank.

TYW |TS&W/Claymore Tax-Advantaged Balanced Fund

Fund Information |

Board of Trustees	Officers	Investment Sub-Adviser –	Preferred Stock -
Randall C. Barnes	Kevin Robinson	Equity and Income	Dividend Paying Agent
Steven D. Cosler	Chief Executive Officer and	Thompson, Siegel &	The Bank of NewYork
	Chief Legal Officer	Walmsley LLC	Mellon
Robert M. Hamje		Richmond,Virginia	NewYork, NewYork
John Sullivan
L. Kent Moore	Chief Financial Officer,	Investment Sub-Adviser –	Legal Counsel
	Chief Accounting Officer	Municipals	Skadden, Arps, Slate,
Ronald A. Nyberg	and Treasurer	SMC Fixed Income	Meagher & Flom LLP
		Management, LP	NewYork, NewYork
Ronald E.Toupin, Jr.,	Vincent R. Giordano	Princeton, New Jersey
Chairman	Vice President		Independent Registered
		Investment Adviser and	Public Accounting Firm
	Roberto W. Roffo	Administrator	Ernst &Young LLP
	Vice President	Guggenheim Funds	Chicago, Illinois
Investment Advisors, LLC
	Bruce Saxon	Lisle, Illinois
Chief Compliance Officer
Accounting Agent and
	Mark Mathiasen	Custodian
	Secretary	The Bank of NewYork
Mellon
NewYork, NewYork

Privacy Principles of TS&W/Claymore Tax-Advantaged Balanced Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

• If your shares are held in a Brokerage Account, contact your Broker.

• If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
  Computershare Shareowner Services, LLC, 480 Washington Blvd., Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866)882-0688, by visiting the Fund’s website at www.guggenheimfunds.com/tyw or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/tyw. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock and preferred stock in the open market.

Annual Report l December 31, 2011 l 23

TYW l TS&W/Claymore Tax-Advantaged Balanced Fund

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive Lisle, IL 60532
Member FINRA/SIPC (02/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-TYW-AR-1211

Item 2.  Code of Ethics.

(a)           The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)           The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)           Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee, as defined in Item 3 of Form N-CSR.   Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert doesn’t affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $34,500 and $40,500 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $18,000 and $6,300 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.  Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $5,000 and $6,900 for the fiscal years ending December 31, 2011 and December 31, 2010, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) through 4(c) of this Item were $0 and $0 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2.     Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

              Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
The independent auditors or the Chief Accounting Officer of the Fund (or an officer of the Fund who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3.     Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund) relating directly to the operations and financial reporting of the Fund for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee.

(ii) None of the services described in each of Items 4(b) through Item 4(d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           Not Applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $23,000 and $13,200 for the fiscal years ending December 31, 2011, and December 31, 2010, respectively.

(h)  Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to separate votes by the registrant’s Board of Trustees and shareholders, the registrant completed its reorganization into a newly formed open-end mutual fund on January 13, 2012.  As of the date of this filing, the registrant has no portfolio holdings.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Pursuant to separate votes by the registrant’s Board of Trustees and shareholders, the registrant completed its reorganization into a newly formed open-end mutual fund on January 13, 2012.  As of the date of this filing, the registrant has no portfolio holdings.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)         Code of Ethics for Chief Executive and Senior Officers.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)       Not Applicable.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c)           Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:             /s/Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 7, 2012

By:             /s/John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           March 7, 2012